EXHIBIT 99.3

Investor Relations Supplemental Schedules

Investor Relations Supplemental Schedules

Summary

($ Millions)

	1Q 2008	1Q 2007

Reported Net Income	$1,846	$1,212
EPS - Diluted	$2.23	$1.43

Core Results	$1,819	$788
EPS - Diluted	$2.20	$0.93

Total Worldwide Production (mboe/day)	607	560

Total Worldwide Crude Oil Realizations ($/BBL)	$86.75	$51.67
Domestic Natural Gas Realizations ($/MCF)	$8.15	$6.38

Wtd. Average Basic Shares O/S (mm)	823.6	841.0
Wtd. Average Diluted Shares O/S (mm)	828.2	846.5

Shares Outstanding (mm)	820.7	833.8

Cash Flow from Operations	$2,700	$1,600

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

2008 First Quarter

Net Income (Loss)

($ millions)

	Reported Income	Significant Items Affecting Income		Core Results
Oil & Gas	$2,888			$2,888

Chemical	179			179

Midstream, marketing and other	123			123

Corporate
Interest expense, net	—			—

Other	(77)			(77)

Taxes	(1,294)			(1,294)

Income from continuing operations	1,819	—		1,819
Discontinued operations, net of tax	27	(27)	Discontinued operations, net	—
Net Income	$1,846	$(27)		$1,819

Basic Earnings Per Common Share
Income from continuing operations	$2.21
Discontinued operations, net	0.03
Net Income	$2.24			$2.21

Diluted Earnings Per Common Share
Income from continuing operations	$2.20
Discontinued operations, net	0.03
Net Income	$2.23			$2.20

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

2007 First Quarter

Net Income (Loss)

($ millions)

	Reported Income	Significant Items Affecting Income		Core Results
Oil & Gas	$1,883	$(412)	Sale of Russian operations	$1,362
		$(109)	Legal settlements

Chemical	137			137

Midstream, marketing and other	119			119

Corporate
Interest expense, net	(181)	172	Debt purchases	(9)

Other	(105)	47	Facility closure	(58)

Taxes	(684)	(79)	Tax effect of adjustments	(763)

Income from continuing operations	1,169	(381)		788
Discontinued operations, net of tax	43	(43)	Discontinued operations, net	—
Net Income	$1,212	$(424)		$788

Basic Earnings Per Common Share
Income from continuing operations	$1.39
Discontinued operations, net of tax	0.05
Net Income	$1.44			$0.94

Diluted Earnings Per Common Share
Income from continuing operations	$1.38
Discontinued operations, net of tax	0.05
Net Income	$1.43			$0.93

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

Items Affecting Comparability of Core Results Between Periods

The item(s) below are included in core results and are shown in this table because they affect the comparability between periods.

Pre-tax
Income / (Expense)	First Quarter
	2008	2007
Corporate
Environmental remediation	(4)	(8)

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

Worldwide Effective Tax Rate

	QUARTERLY
	2008	2007	2007
REPORTED INCOME	QTR 1	QTR 4	QTR 1
Oil & Gas (a)	2,888	2,463	1,883
Chemicals	179	94	137
Midstream, marketing and other	123	136	119
Corporate & other	(77)	(188)	(286)
Pre-tax income	3,113	2,505	1,853

Income tax expense
Federal and state	606	473	266
Foreign (a)	688	584	418
Total	1,294	1,057	684

Income from continuing operations	1,819	1,448	1,169

Worldwide effective tax rate	42%	42%	37%

	2008	2007	2007
CORE RESULTS	QTR 1	QTR 4	QTR 1
Oil & Gas (a)	2,888	2,463	1,362
Chemicals	179	94	137
Midstream, marketing and other	123	136	119
Corporate & other	(77)	(163)	(67)
Pre-tax income	3,113	2,530	1,551

Income tax expense
Federal and state	606	482	345
Foreign (a)	688	584	418
Total	1,294	1,066	763

Core results	1,819	1,464	788

Worldwide effective tax rate	42%	42%	49%

(a) Revenues and income tax expense include taxes owed by Occidental but paid by governmental entities on its behalf. Oil and gas pre-tax income includes the following revenue amounts by periods.

2008	2007	2007
QTR 1	QTR 4	QTR 1
488	406	288

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

2008 First Quarter Net Income (Loss)

Reported Income Comparison

	First	Fourth
	Quarter	Quarter
	2008	2007	B / (W)
Oil & Gas	$2,888	$2,463	$425
Chemical	179	94	85
Midstream, marketing and other	123	136	(13)
Corporate
Interest expense, net	—	(13)	13
Other	(77)	(175)	98
Taxes	(1,294)	(1,057)	(237)
Income from continuing operations	1,819	1,448	371
Discontinued operations, net	27	4	23
Net Income	$1,846	$1,452	$394

Earnings Per Common Share
Basic	$2.24	$1.75	$0.49
Diluted	$2.23	$1.74	$0.49

Worldwide Effective Tax Rate	42%	42%	0%

OCCIDENTAL PETROLEUM

2008 First Quarter Net Income (Loss)

Core Results Comparison

	First	Fourth
	Quarter	Quarter
	2008	2007	B / (W)
Oil & Gas	$2,888	$2,463	$425
Chemical	179	94	85
Midstream, marketing and other	123	136	(13)
Corporate
Interest expense, net	—	(13)	13
Other	(77)	(150)	73
Taxes	(1,294)	(1,066)	(228)
Core Results	$1,819	$1,464	$355

Core Results Per Common Share
Basic	$2.21	$1.77	$0.44
Diluted	$2.20	$1.76	$0.44

Worldwide Effective Tax Rate	42%	42%	0%

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

Oil & Gas

Variance Analysis 1Q08 vs. 4Q07

($ millions)

OCCIDENTAL PETROLEUM

Chemical

Variance Analysis 1Q08 vs. 4Q07

($ millions)

*Primarily higher energy costs

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

2008 First Quarter Net Income (Loss)

Reported Income Comparison

	First	First
	Quarter	Quarter
	2008	2007	B / (W)
Oil & Gas	$2,888	$1,883	$1,005
Chemical	179	137	42
Midstream, marketing and other	123	119	4
Corporate
Interest expense, net	—	(181)	181
Other	(77)	(105)	28
Taxes	(1,294)	(684)	(610)
Income from continuing operations	1,819	1,169	650
Discontinued operations, net	27	43	(16)
Net Income	$1,846	$1,212	$634

Earnings Per Common Share
Basic	$2.24	$1.44	$0.80
Diluted	$2.23	$1.43	$0.80

Worldwide Effective Tax Rate	42%	37%	-5%

OCCIDENTAL PETROLEUM

2008 First Quarter Net Income (Loss)

Core Results Comparison

	First	First
	Quarter	Quarter
	2008	2007	B / (W)
Oil & Gas	$2,888	$1,362	$1,526
Chemical	179	137	42
Midstream, marketing and other	123	119	4
Corporate
Interest expense, net	—	(9)	9
Other	(77)	(58)	(19)
Taxes	(1,294)	(763)	(531)
Core Results	$1,819	$788	$1,031

Core Results Per Common Share
Basic	$2.21	$0.94	$1.27
Diluted	$2.20	$0.93	$1.27

Worldwide Effective Tax Rate	42%	49%	7%

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

Oil & Gas

Variance Analysis 1Q08 vs. 1Q07

($ millions)

* DD&A rate increase (31) and higher operating expenses

OCCIDENTAL PETROLEUM

Chemical

Variance Analysis 1Q08 vs. 1Q07

($ millions)

* Higher energy and feedstock costs

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

SUMMARY OF OPERATING STATISTICS

	First Quarter
	2008	2007
NET PRODUCTION PER DAY:
United States
Crude Oil and Liquids (MBL)
California	87	85
Permian	170	165
Hugoton and other	4	4
Total	261	254
Natural Gas (MMCF)
California	245	232
Hugoton and other	158	150
Permian	177	198
Total	580	580
Latin America
Crude Oil (MBL)
Argentina	37	33
Colombia	42	42
Total	79	75
Natural Gas (MMCF)
Argentina	22	21
Bolivia	21	14
Total	43	35
Middle East / North Africa
Crude Oil (MBL)
Oman	20	22
Dolphin	22	—
Qatar	46	46
Yemen	25	32
Libya	17	26
Total	130	126
Natural Gas (MMCF)
Oman	23	26
Dolphin	200	—
Total	223	26
Barrels of Oil Equivalent (MBOE)

Subtotal consolidated subsidiaries	611	562
Other interests
Colombia - minority interest	(6)	(5)
Yemen - Occidental net interest	2	3
Total worldwide production - MBOE	607	560

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

SUMMARY OF OPERATING STATISTICS

	First Quarter
	2008	2007
OIL & GAS:
PRICES
United States
Crude Oil ($/BBL)	90.21	51.94
Natural gas ($/MCF)	8.15	6.38

Latin America
Crude Oil ($/BBL)	67.26	45.71
Natural Gas ($/MCF)	3.80	1.94

Middle East / North Africa
Crude Oil ($/BBL)	93.37	55.31

Total Worldwide
Crude Oil ($/BBL)	86.75	51.67
Natural Gas ($/MCF)	6.05	5.92

	First Quarter
	2008	2007
Exploration Expense
Domestic	$7	$18
Latin America	15	23
Middle East / North Africa	40	53
Other Eastern Hemisphere	12	8
TOTAL REPORTED	$74	$102

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

SUMMARY OF OPERATING STATISTICS

	First Quarter
Capital Expenditures ($MM)	2008	2007
Oil & Gas
California	$164	$128
Permian	100	133
Other - U.S.	48	42
Latin America	180	114
Middle East / North Africa	266	294
Other Eastern Hemisphere	—	1
Chemicals	50	27
Midstream, marketing and other	56	38
Corporate	4	3
TOTAL	$868	$780

Depreciation, Depletion &	First Quarter
Amortization of Assets ($MM)	2008	2007
Oil & Gas
Domestic	$255	$239
Latin America	105	90
Middle East / North Africa	190	152
Chemicals	82	73
Midstream, marketing and other	17	16
Corporate	4	4
TOTAL	$653	$574

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

CORPORATE

($ millions)

	31-Mar-08	31-Dec-07

CAPITALIZATION

Long-Term Debt (including current maturities)	$1,775	$1,776

Notes Payable	30	12

Others	25	25

Total Debt	$1,830	$1,813

EQUITY	$23,944	$22,823

Total Debt To Total Capitalization	7%	7%

Investor Relations Supplemental Schedules

Statements in this presentation that contain words such as "will," "expect," or "estimate," or otherwise relate to the future, are forward-looking and involve risks and uncertainties that could materially affect expected results. Factors that could cause results to differ materially include, but are not limited to: exploration risks, such as drilling of unsuccessful wells; global commodity pricing fluctuations and supply/demand considerations for oil, gas and chemicals; higher-than-expected costs; political risk; operational interruptions changes in tax rates; and not successfully completing (or any material delay in) any expansion, capital expenditure, acquisition, or disposition. You should not place undue reliance on these forward-looking statements which speak only as of the date of this presentation. Unless legally required, Occidental disclaims any obligation to update any forward-looking statements as a result of new information, future events or otherwise. U.S. investors are urged to consider carefully the disclosure in our Form 10-K, available through the following toll-free telephone number, 1-888-OXYPETE (1-888-699-7383) or on the Internet at http://www.oxy.com. You also can obtain a copy from the SEC by calling 1-800-SEC-0330.